UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 1, 2025

Date of Report (Date of earliest event reported)

UY Scuti Acquisition Corporation

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42577	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

39 E. Broadway, Suite 603

New York, New York 10002

(Address of Principal Executive Offices, and Zip Code)

(412) 947-0514

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.0001 par value, and one right	UYSCU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.0001 par value	UYSC	The Nasdaq Stock Market LLC
Rights to receive one-fifth (1/5th) of one Ordinary Share	UYSCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item by reference.

Item 8.01.	Other Events.

On April 1, 2025, UY Scuti Acquisition Corp (the “Company”) consummated its initial public offering (“IPO”) of 5,000,000 units (the “Public Units”). Each Public Unit consists of one ordinary share of the Company, par value US$0.0001 per share (“Ordinary Share”) and one right to receive one-fifth (1/5th) of one Ordinary Share upon the consummation of an initial business combination (“Right”). The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $50,000,000.

Simultaneously with the closing of the IPO on April 1, 2025, the Company consummated the private placement (“Private Placement”) with UY Scuti Investments Limited, its Sponsor, of 227,500 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total gross proceeds of $2,275,000, including cancellation of $275,000 of indebtedness. A total of $50,000,000 of the net proceeds from the IPO and the Private Placement were deposited in a U.S.-based trust account established for the benefit of the Company’s public stockholders, with Continental Stock Transfer & Trust Company acting as trustee.

In connection with the IPO, the underwriters were granted a 45-day option (the “Over-Allotment Option”) to purchase up to 750,000 additional units to cover over-allotments (the “Option Units”), if any. On April 7, 2025, the underwriters purchased an additional 357,622 Option Units pursuant to a partial exercise of the Over-Allotment Option. The Option Units were sold at an offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $3,576,220. In connection with this sale, the Sponsor also purchased an additional 6,258 Private Units from the Company for a total purchase price of $62,580, which amount was funded through the cancellation of indebtedness. The issuance of the additional Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. As of April 7, 2025, an aggregate of $53,576,220 has been deposited in the trust account established in connection with the IPO.

An audited balance sheet as of April 1, 2025 reflecting the receipt of the proceeds from the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited balance sheet, dated April 1, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

UY Scuti Acquisition Corporation

Dated: April 8, 2025	By:	/s/ Jialuan Ma
	Name:	Jialuan Ma
	Title:	Chief Executive Officer

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